Exhibit 99.1

Cepton Announces Completion of Acquisition by Koito, Ushering in New Era of Long-Term Lidar Deployment

Strategic partnership to drive full-scale industrialization of lidar technology, with a strong focus on quality, reliability and sustainability

●	The acquisition combines Cepton’s cutting-edge lidar technology with Koito’s global automotive expertise, paving the way for new advancements in safe autonomy.

●	By joining forces with Koito, Cepton will accelerate the global commercialization of its lidar solutions across automotive and smart infrastructure markets.

●	The integration of Cepton will expand Koito’s business platform, setting industry standards in mass-market lidar adoption for next-generation mobility solutions.

SAN JOSE, CA, Jan 7th, 2025 – Cepton, Inc. (“Cepton” or the “Company”), a Silicon Valley innovator and leader in high-performance lidar solutions, today announced the completion of its acquisition by KOITO MANUFACTURING CO., LTD. (“Koito”) (TSE: 7276), a leading tier one supplier of automotive lighting systems. As a privately held, indirect subsidiary of Koito in the United States, Cepton will continue to operate with its corporate headquarters in San Jose, CA.

This acquisition, effective January 7th, 2025, marks a strategic milestone in the industrialization of Cepton’s cutting-edge lidar technology, combining the strengths of both companies to reshape future mobility. Supported by Koito’s world-renowned automotive expertise, Cepton will continue to commercialize its lidar solutions with a strong focus on quality, reliability and sustainability. Together, Cepton and Koito aim to drive innovation and unlock the next level of safe autonomy for passenger cars, commercial vehicles, industrial equipment and transportation infrastructure.

Key Highlights of the Acquisition:

●	Shared vision to increase automotive safety across all levels of autonomy, through the deployment of precision sensing and intelligent perception solutions.

●	Combination of Cepton’s leadership in lidar innovation and Koito’s extensive expertise in industrializing premium automotive solutions.

●	Increased financial stability, allowing for long-term commitments to scaling Cepton’s technology for mass-market adoption.

●	A unified and streamlined supply chain that shortens development cycles and provides full-stack support from program initiation to aftermarket services.

●	An expanded global network of customers and partners, with deeper penetration into key OEM-driven markets.

Dr. Jun Pei, CEO and Co-Founder of Cepton, says: “We are thrilled to join Koito as one company given the synergies between Cepton and Koito demonstrated through our years of close collaboration. The automotive industry has been trialing lidar technology for nearly a decade, and our combination with Koito comes at a critical inflection point, where trials must transition into full-scale, long-term deployment. Joining forces with Koito enables us to maximize our strengths in delivering what’s of utmost importance to our OEM customers: a true balance between performance, reliability and cost.”

Mr. Michiaki Kato, President and COO at Koito, adds: “The integration of Cepton will enhance Koito’s ability to strengthen its global leadership, particularly in setting industry standards for precision sensing technologies across diverse vehicle types and applications. As part of Koito’s vision of ‘lighting the way for our sustainable future,’ we aim to make lidar an accessible technology for automakers worldwide. With the addition of the Cepton team, Koito is committed to driving a future of safe, smart and sustainable mobility.”

Additional Details

On January 7th, 2025, Cepton shares will be de-listed and cease trading on NASDAQ. Each share of Cepton common stock has been converted to $3.17 in cash.

Forward-Looking Statements Safe Harbor

This press release includes forward-looking statements, within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995, including without limitation, the Company’s expectations, plans and opinion regarding the proposed Transaction. Forward-looking statements can be identified by words such as “estimate,” “objective,” “plan,” “project,” “forecast,” “intend,” “aim,” “will,” “expect,” “anticipate,” “believe,” “seek,” “target,” “milestone,” “designed to,” “proposed” or other similar expressions that predict or imply future events, trends, terms, and/or conditions or that are not statements of historical fact. The Company cautions readers of this press release that these forward-looking statements are subject to risks and uncertainties, most of which are difficult to predict and many of which are beyond the Company’s control, that could cause the actual results to differ materially from the expected results. These forward-looking statements include, but are not limited to: (i) the Company’s ability to implement its business strategy following completion of the acquisition; (ii) ongoing litigation and potential further litigation relating to the acquisition, including the effects of any outcomes related thereto; (iii) risks that disruptions from the acquisition will harm the Company’s business, including current plans and operations; (iv) the effect of the announcement of the completion of the acquisition on the Company’s business relationships, operating results and business generally; (v) the Company’s ability to retain, hire and integrate skilled personnel and maintain relationships with key business partners and customers, and others with whom it does business, in light of the acquisition; (vi) risks related to diverting management’s attention from the Company’s ongoing business operations; (vii) unexpected costs, charges or expenses resulting from the acquisition; (viii) the impact of adverse general and industry-specific economic and market conditions; and (ix) risks that the benefits of the acquisition are not realized when and as expected. These forward-looking statements should not be relied upon as representing the Company’s assessments as of any date subsequent to the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements. All forward-looking statements speak only as of the date hereof. The Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events. The Company does not intend or undertake, and expressly disclaims, any duty or obligation to publicly update any forward-looking statements to reflect events, circumstances or new information after the date of this press release, or to reflect the occurrence of unanticipated events.

About Cepton

Cepton is a Silicon Valley innovator of lidar-based solutions for automotive and smart infrastructure applications. With its patented lidar technology, Cepton aims to take lidar mainstream and achieve a balanced approach to performance, cost and reliability, while enabling scalable and intelligent 3D perception solutions across industries. Founded in 2016 and led by industry veterans with decades of collective experience across a wide range of advanced lidar and imaging technologies, Cepton is focused on the mass market commercialization of high performance, high quality lidar solutions. Cepton is headquartered in San Jose, CA and has a center of excellence facility in Troy, MI to provide local support to automotive customers in the Metro Detroit area. Cepton also has a presence in Germany to serve European customers. For more information, visit www.cepton.com and follow Cepton on LinkedIn and X (formerly known as Twitter).

About Koito

Under the corporate message, “Lighting for Your Safety”, KOITO MANUFACTURING CO., LTD. (Koito) has been marking a history of leadership in automotive lighting since its establishment in 1915. Today, the Koito Group consists of 30 companies located in 13 countries worldwide and provides products and services to customers all over the world, through a global network led by five major regions (Japan, Americas, Europe, China, and Asia). Its products, recognized for their high quality and advanced technology, are widely used by automotive makers worldwide. The company is responding to the future transformation of mobility through the development of next-generation lighting technologies and related equipment, control systems, and environmentally friendly products, materials, and production methods. For more information, please visit www.koito.co.jp/english.